Exhibit 10.4

THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

September 28, 2018

Business Confidential Proprietary Information
Ms. Maria Vladimirova
Commercial Director
Joint Stock Company “TENEX"
28, bld. 3, Ozerkovskaya nab.
Moscow, 115484, Russia

Re:
1.    Enriched Product Transitional Supply Contract, dated March 23, 2011, between Joint Stock Company “TENEX” (“TENEX”) and United States Enrichment Corporation (“USEC”), TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127 (the “TSC”)

2.    Letter Agreement, between TENEX and USEC, dated August 1, 2016, re: the TSC (the “Feed Letter Agreement”)

3.    Letter Agreement, between TENEX and USEC, dated June 12, 2018, amending the Feed Letter Agreement (the “Letter Agreement Amendment”)

Dear Ms. Vladimirova:

United States Enrichment Corporation (“USEC”) proposes that, by execution of this letter agreement and notwithstanding anything to the contrary in the TSC or the above-referenced Feed Letter Agreement, as amended by the Letter Agreement Amendment, TENEX and USEC hereby agree to modify the Feed Letter Agreement, as amended by the Letter Agreement Amendment, (i) by replacing “September 30, 2018” in Paragraph 3 with “December 31, 2019”, (ii) replacing the quantity of [****] in Paragraph 1 with [****].

The Parties further agree that, [****], USEC shall report in writing to TENEX (the “Feed Deferral Report”), [****]. This Feed Deferral Report will be provided in addition to the monthly report required by Paragraph 6 of the Feed Letter Agreement.

The Parties further agree that, notwithstanding any contrary term in the TSC, [****].

The Parties shall continue to work cooperatively to seek other means of returning Related Natural Uranium to TENEX under the TSC, [****].

Each Party hereby confirms that Related Natural Uranium Delivered to TENEX shall remain subject to the terms of any certification submitted by TENEX or USEC to the Department of Commerce regarding the disposition of such Related Natural Uranium.

This letter agreement supplements and amends the TSC and the Feed Letter Agreement, as amended by the Letter Agreement Amendment, and unless it expressly states that it applies notwithstanding a contrary provision of the TSC or the Feed Letter Agreement, , as amended by the Letter Agreement Amendment, this letter agreement shall control to the extent that it is not consistent with an express term of the TSC or the Feed Letter Agreement, as amended by the Letter Agreement Amendment,. All capitalized terms not defined in this letter agreement shall have the meanings ascribed to such terms under the TSC or the Feed Letter Agreement, as amended by the Letter Agreement Amendment.

Please indicate your agreement to all of the above by signing on behalf of TENEX in the space provided below. Upon signature by TENEX, this letter agreement shall be effective as of September 28, 2018. The letter agreement may be signed in counterparts and delivered by any of the means permitted by Section 16.01 of the TSC, including by electronic mail in Adobe portable document format (.pdf) to the electronic mail addresses in Section 16.01. A counterpart document (including in .pdf format) signed by a Party shall constitute an original and all such signed counterparts assembled together shall constitute a fully executed agreement.

Sincerely,

/s/ Elmer Dyke

Elmer Dyke

Signed on behalf of the Joint Stock Company “TENEX”

/s/ Maria N. Vladimirova______________________
(signature)

M. N. Vladimirova
(name)

Deputy General Director for Commerce
(title)

October 16, 2018
(date)